Exhibit 99.1
ThredUp Announces Third Quarter 2026 Results
•Quarterly revenue of $88.2 million, representing an increase of 7% year-over-year
•Quarterly gross margin of 78.2% and an increase in gross profit of 6% year-over-year
•Record Active Buyers of 1.82 million, representing an increase of 16% year-over-year
•Ended the quarter with cash and cash equivalents, restricted cash, and marketable securities of $57.6 million, up $0.2 million from the previous quarter
Oakland, CA — November 4, 2026 — ThredUp Inc. (Nasdaq: TDUP, LTSE: TDUP), one of the largest online resale platforms for apparel, shoes, and accessories, announced today its financial results for the third quarter ended September 30, 2026, and updated its financial outlook for the fourth quarter and full year 2026.
“We're proud to report a record quarter for active buyers, orders and items sold, delivering clear value for our buyers in Q3," said ThredUp CEO and co-founder James Reinhart. “Even as we navigate a highly competitive environment, we remain focused on innovating across the product experience to compound our competitive advantages as a managed marketplace.”
Third Quarter 2026 Financial Highlights
•Revenue totaled $88.2 million, an increase of 7% year-over-year.
•Gross Profit and Gross Margin: Gross profit totaled $69.0 million, an increase of 6% year-over-year. Gross margin was 78.2% as compared to 79.4% in the third quarter last year.
•Net loss was $5.5 million, or a negative 6.2% of revenue, for the third quarter 2026, compared to a loss of $4.2 million, or a negative 5.2% of revenue, for the third quarter last year.
•Adjusted EBITDA1 was $3.5 million, or 4.0% of revenue, for the third quarter 2026, compared to $3.8 million, or 4.6% of revenue, for the third quarter last year.
•Active Buyers and Orders: Active Buyers of 1.82 million and Orders of 1.89 million for the third quarter 2026, representing increases of 16% and 17%, respectively, over the third quarter last year.

Financial Outlook1
For the fourth quarter 2026, ThredUp expects:
•Revenue in the range of $77.0 million to $79.0 million, 2% year-over-year decline at the midpoint, and an 8% two-year average growth rate
•Gross margin in the range of 76.5% to 77.5%
•Adjusted EBITDA margin in the range of (4.0)% to (2.0)%
For the full fiscal year 2026, ThredUp expects:
•Revenue in the range of $337.7 million to $339.7 million, 9% year-over-year growth at the midpoint, and a 14% two-year average growth rate
•Gross margin in the range of 78.5% to 78.7%
•Adjusted EBITDA margin in the range of 2.4% to 2.8%
ThredUp is not providing a quantitative reconciliation of forward-looking guidance of the Non-GAAP measure Adjusted EBITDA margin to net loss margin, the most directly comparable financial measures under GAAP because certain items are out of ThredUp’s control or cannot be reasonably predicted. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, legal settlement and fees, interest expense, provision for income taxes, severance and other reorganization costs, and gains related to non-marketable equity investment. Adjusted EBITDA margin represents Adjusted EBITDA divided by Revenue for the same period. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. However, for the fourth quarter and full year 2026, Depreciation and amortization is expected to be $3.3 million and $14.0 million, respectively. In addition, for the fourth quarter and full year 2026, Stock-based compensation expense is expected to be $6.0 million and $22.3 million, respectively. These items are uncertain, depend on various factors, and could result in projected net loss being materially greater than is indicated by the currently estimated Adjusted EBITDA margin.
ThredUp is not providing a quantitative reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of Net cash provided by operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.
Conference Call and Webcast Information
•The live and archived webcast and all related earnings materials will be available at ThredUp’s investor relations website: ir.thredup.com/news-events/events-and-presentations.
1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See “Reconciliation of GAAP to Non-GAAP Financial Measures” for a detailed reconciliation of these non-GAAP measures to the most directly comparable GAAP measures and “Non-GAAP Financial Measures and Other Operating and Business Metrics” for a discussion of why we believe these non-GAAP measures are useful.

ThredUp Inc.
Condensed Consolidated Balance Sheets
(unaudited)

	September 30, 2026	December 31, 2025
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$42,682	$38,629
Marketable securities	12,156	9,498
Accounts receivable, net	4,925	2,437
Other current assets	5,976	6,112
Total current assets	65,739	56,676
Operating lease right-of-use assets	23,988	25,376
Property and equipment, net	64,065	67,243
Goodwill	10,746	10,746
Other assets	4,998	7,204
Total assets	$169,536	$167,245
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,210	$10,329
Accrued and other current liabilities	22,460	24,511
Seller payable	20,366	18,264
Operating lease liabilities, current	5,764	5,401
Current portion of long-term debt	—	3,875
Total current liabilities	62,800	62,380
Operating lease liabilities, non-current	25,537	28,580
Long-term debt, net of current portion	17,741	14,276
Other non-current liabilities	2,985	2,816
Total liabilities	109,063	108,052
Commitments and contingencies
Stockholders’ equity:
Class A and B common stock, $0.0001 par value; 1,120,000 shares authorized as of September 30, 2026 and December 31, 2025; 132,849 and 127,027 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	13	12
Additional paid-in capital	654,491	635,253
Accumulated other comprehensive income (loss)	(79)	3
Accumulated deficit	(593,952)	(576,075)
Total stockholders’ equity	60,473	59,193
Total liabilities and stockholders’ equity	$169,536	$167,245

ThredUp Inc.
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
	(in thousands, except per share amounts)
Revenue	$88,230	$82,161	$260,668	$231,109
Cost of revenue	19,197	16,949	54,451	47,790
Gross profit	69,033	65,212	206,217	183,319
Operating expenses:
Operations, product, and technology	42,468	38,545	128,658	111,196
Marketing	18,173	16,186	50,875	45,535
Sales, general, and administrative	13,652	14,869	44,646	41,655
Total operating expenses	74,293	69,600	224,179	198,386
Operating loss	(5,260)	(4,388)	(17,962)	(15,067)
Interest expense	(340)	(477)	(1,023)	(1,487)
Other income, net	132	583	1,161	1,969
Loss before provision (benefit) for income taxes	(5,468)	(4,282)	(17,824)	(14,585)
Provision (benefit) for income taxes	2	(34)	53	54
Net loss	$(5,470)	$(4,248)	$(17,877)	$(14,639)
Loss per share, basic and diluted	$(0.04)	$(0.03)	$(0.14)	$(0.12)
Weighted-average shares used to compute loss per share, basic and diluted	131,827	123,903	129,806	120,318

ThredUp Inc.
Condensed Consolidated Statements of Comprehensive Loss
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
	(in thousands)
Net loss	$(5,470)	$(4,248)	$(17,877)	$(14,639)
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	(39)	2	(82)	(3)
Total other comprehensive income (loss)	(39)	2	(82)	(3)
Total comprehensive loss	$(5,509)	$(4,246)	$(17,959)	$(14,642)

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited)

	Nine Months Ended
	September 30, 2026	September 30, 2025
	(in thousands)
Cash flows from operating activities:
Net loss	$(17,877)	$(14,639)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	16,303	14,459
Depreciation and amortization	10,638	9,473
Reduction in carrying amount of right-of-use assets	3,509	3,429
Other	198	(83)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,488)	(158)
Other current and non-current assets	117	154
Accounts payable	4,914	4,376
Accrued and other current liabilities	(1,430)	(3,622)
Seller payable	2,103	2,792
Operating lease liabilities	(4,800)	(3,566)
Other non-current liabilities	—	(500)
Net cash provided by operating activities	11,187	12,115
Cash flows from investing activities:
Purchases of marketable securities	(14,645)	(12,961)
Sale and maturities of marketable securities	12,039	20,804
Purchases of property and equipment	(8,749)	(8,745)
Net cash used in investing activities	(11,355)	(902)
Cash flows from financing activities:
Payments on debt	(469)	(3,000)
Proceeds from issuance of stock-based awards	10,104	21,767
Payments of withholding taxes on stock-based awards	(7,637)	(19,215)
Net cash provided by (used in) financing activities	1,998	(448)
Net change in cash, cash equivalents and restricted cash	1,830	10,765
Cash, cash equivalents, and restricted cash, beginning of period	43,577	40,488
Cash, cash equivalents, and restricted cash, end of period	$45,407	$51,253

ThredUp Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)

Adjusted EBITDA Reconciliation
	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
	(in thousands)
Net loss	$(5,470)	$(4,248)	$(17,877)	$(14,639)
Stock-based compensation expense	4,875	4,439	16,303	14,459
Depreciation and amortization	3,231	3,138	10,638	9,473
Interest expense	340	477	1,023	1,487
Legal settlement and fees	546	—	546	—
Provision (benefit) for income taxes	2	(34)	53	54
Severance and other reorganization costs	—	—	362	(3)
Gains related to non-marketable equity investments	—	—	—	(234)
Non-GAAP Adjusted EBITDA	$3,524	$3,772	$11,048	$10,597
Revenue	$88,230	$82,161	$260,668	$231,109
Non-GAAP Adjusted EBITDA margin	4.0%	4.6%	4.2%	4.6%

Free Cash Flow Reconciliation
	Nine Months Ended
	September 30, 2026	September 30, 2025
	(in thousands)
Net cash provided by operating activities	$11,187	$12,115
Purchases of property and equipment	(8,749)	(8,745)
Non-GAAP free cash flow	$2,438	$3,370

Investors
ir@thredup.com
Media
media@thredup.com
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers enjoy ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers enjoy shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 250 million unique secondhand items from 60,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential”, “looking ahead”, “looking forward,” “seeking” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to, guidance on financial results for the fourth quarter and full year of 2026; statements about future free cash flow, operating results, capital expenditures and other developments in our business and our long term growth; trends, consumer demand and growth in the online resale markets; the momentum of our business; our investments in technology and infrastructure, including with respect to AI technologies; the impact of tariffs and other changes to global trade on our business; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; the implementation and success of direct selling and premium listings on ThredUp; our ability to attract new Active Buyers, including our efforts to make resale more engaging and accessible to a wider audience through innovative shopping experiences, such as the launch of our rebrand; and legal and regulatory developments.

Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that we expect. These risks and uncertainties include, but are not limited to: our ability to attract new users and convert users into buyers, Active Buyers, and sellers; our ability to achieve and maintain profitability; the sufficiency of our cash, cash equivalents and capital resources to meet our liquidity needs; our ability to effectively manage or sustain our growth and to effectively expand our operations; risks from an intensely competitive market; our ability to effectively deploy new and evolving technologies, such as artificial intelligence and machine learning, in our offerings; risks arising from economic and industry trends, including tariffs, inflationary pressures, interest rate volatility, changing consumer habits, climate change and general global economic uncertainty; our ability to comply with applicable laws and regulations; and our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions or investments. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this press release.
Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Channels for Disclosure of Information
ThredUp intends to announce material information to the public through the ThredUp Investor Relations website ir.thredup.com, SEC filings, press releases, public conference calls, and public webcasts. ThredUp uses these channels, as well as social media, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information ThredUp posts on social media could be deemed to be material information. As such, ThredUp encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on ThredUp’s investor relations website, and to review the information disclosed through such channels.
Non-GAAP Financial Measures and Other Operating and Business Metrics

This press release and the accompanying tables contain non-GAAP financial measures, including: Adjusted EBITDA, Adjusted EBITDA margin, free cash flow, and other operating and business metrics. In addition to our results determined in accordance with GAAP, we believe that these non-GAAP financial measures and other operating and business metrics, are useful in evaluating our operating performance and enhancing an overall understanding of our financial position. We use these measures and metrics to evaluate and assess our operating performance, and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Our non-GAAP financial measures and other operating and business metrics are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures and other operating and business metrics used by other companies.
We encourage investors to review our results determined in accordance with GAAP and the accompanying reconciliations for more information.
A reconciliation is provided above for historical Non-GAAP Adjusted EBITDA to Net loss, the most directly comparable financial measure stated in accordance with GAAP. We calculate Non-GAAP Adjusted EBITDA as Net loss adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, legal settlement and fees, interest expense, provision for income taxes, severance and other reorganization costs, and gains related to non-marketable equity investment. Non-GAAP Adjusted EBITDA margin represents Non-GAAP Adjusted EBITDA divided by Revenue for the same period.
A reconciliation is provided above for Non-GAAP free cash flow to Net cash provided by operating activities, the most directly comparable financial measure stated in accordance with GAAP. We calculate Non-GAAP free cash flow as Net cash provided by operating activities reduced by Purchases of property and equipment.
An Active Buyer is a ThredUp buyer who has made at least one purchase in the last twelve months. A ThredUp buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients, and is identified by a unique email address. A single person could have multiple ThredUp accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.